UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2004 (July 19, 2004)

ADVANCED MAGNETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File No. 0-14732	04-2742593
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

61 Mooney Street Cambridge, Massachusetts	02138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 497-2070

Item 12.   Results of Operations and Financial Condition.

        On July 19, 2004, Advanced Magnetics, Inc. issued a press release announcing its financial results for the third fiscal quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MAGNETICS, INC.
By: /s/ Jerome Goldstein Name: Jerome Goldstein Title: President and CEO

Dated: July 19, 2004